Supplemental Cash Flow Information	12 Months Ended
Nov. 30, 2014
Supplemental Cash Flow Information [Abstract]
Supplemental Cash Flow Information
Supplemental Cash Flow Information

Net cash provided by operating activities reflects cash payments for interest and income taxes as shown below, for the years ended November 30, 2014, 2013, and 2012, respectively (in thousands):

	2014	2013	2012
Interest paid	$45,396	$39,023	$19,315
Income tax payments (refunds), net	$52,030	$(9,458)	$24,279

Interest paid during 2013 and 2014 increased primarily due to increased borrowings associated with the Polk acquisition, including the amortization of bridge financing fees in 2013.

Cash and cash equivalents amounting to approximately $153.2 million and $258.4 million reflected on the consolidated balance sheets at November 30, 2014 and 2013, respectively, are maintained primarily in U.S. Dollars, Canadian Dollars, British Pounds, and Euros, and were subject to fluctuations in the currency exchange rate.